SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2005

Constellation Brands, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York 14450

(Address of principal executive offices)                                          (Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

     On November 23, 2005, Constellation Brands, Inc. (“Constellation”) issued a press release, attached hereto as Exhibit 99.1, disclosing that it had been notified by the Investment Review Division of Industry Canada that it has received approval for its acquisition of Vincor International Inc. (“Vincor”) and that it had received a “no action” letter from Canada’s Competition Bureau, further clearing the way for the acquisition. The statutory waiting period in the United States under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has previously expired.

     On November 28, 2005, Constellation issued a press release, attached hereto as Exhibit 99.2, announcing an increase in its offer for all of the common shares (the “Common Shares”) of Vincor to CDN $33.00 per share.

     Also on November 28, 2005, a wholly-owned subsidiary (the “Bidder”) of Constellation, filed with Canadian securities regulators, a Notice of Extension and Variation dated November 28, 2005, attached hereto as Exhibit 99.3, to its Offer to Purchase dated October 19, 2005, as amended by the Notice of Change in Information dated October 26, 2005, relating to the offer by the Bidder (the “Offer”) to purchase all of the outstanding Common Shares and associated Poison Pill Rights of Vincor for CDN $31.00 per Common Share and associated Poison Pill Right. The Offer was initially scheduled to expire at 5:00 p.m. Toronto time on Monday, November 28, 2005, unless extended. The Notice of Extension and Variation increases the consideration payable under the Offer to CDN $33.00 per Common Share and associated Poison Pill Right and extends the Offer. The Offer, as amended by the Notice of Extension and Variation, is now scheduled to expire at midnight (Toronto time) on December 8, 2005. The Notice of Extension and Variation will be mailed to shareholders of Vincor on November 28, 2005. The Offer to Purchase dated October 19, 2005 was previously furnished by Constellation as Exhibit 99.1 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 24, 2005 and the Notice of Change in Information was previously furnished by Constellation as Exhibit 99.1 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 26, 2005.

     This Current Report on Form 8-K, including the exhibits hereto, is being furnished in lieu of a tender offer filing, since Vincor does not have a class of equity security registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     References to Constellation’s website in the press releases attached as Exhibit 99.1 and Exhibit 99.2 do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information included in this Current Report on Form 8-K and the exhibits filed herewith is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Shell company transactions

Not applicable

(d)	The following exhibits are furnished as part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 23, 2005.

99.2	Press Release dated November 28, 2005.

99.3	Notice of Extension and Variation dated November 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2005	CONSTELLATION BRANDS, INC.
	By:	/s/ Thomas S. Summer
		Name:	Thomas S. Summer
		Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

Exhibit No.	Description
(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release dated November 23, 2005.

(99.2)	Press Release dated November 28, 2005.

(99.3)	Notice of Extension and Variation dated November 28, 2005.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.